Exhibit 10.2
OMNIBUS TERMINATION AGREEMENT
THIS OMNIBUS TERMINATION AGREEMENT dated as of October 14, 2010 (this “Termination Agreement”), is entered into by and among PALISADES ACQUISITION XVI, LLC (the “Borrower”), BMO CAPITAL MARKETS CORP., as collateral agent (in such capacity, the “Collateral Agent”), ASTA GROUP, INCORPORATED (“Asta Group”) and each GUARANTOR set forth on the signature page hereto as a “Guarantor” (each a “Guarantor”). Capitalized terms used and not otherwise defined herein are used as defined in the Receivables Financing Agreement, dated as of March 2, 2007 (as amended, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”), among the Borrower, Palisades Collection, L.L.C., as servicer (the “Servicer”), Fairway Finance Company, LLC, as lender (the “Lender”), BMO Capital Markets Corp., as Administrator for the Lender (in such capacity, the “Administrator”), the Collateral Agent and Bank of Montreal, as liquidity agent for the Liquidity Providers (in such capacity, the “Liquidity Agent”).
WHEREAS, each Guarantor executed (a) the Subordinated Limited Recourse Guaranty Agreement, dated as of February 20, 2009 (the “Multi-Party Guaranty”) in favor of the Collateral Agent and (b) the Subordinated Guarantor Security Agreement (the “Multi-Guarantor Security Agreement”) securing the obligations of the Guarantors under the Guaranty;
WHEREAS, the Collateral Agent and Israel Discount Bank of New York executed the Subordination and Intercreditor Agreement, dated as of February 20, 2009 (the “Multi-Guarantor Intercreditor Agreement”) related to the Guarantor Security Agreement;
WHEREAS, Asta Group executed (a) the Limited Recourse Guaranty Agreement, dated as of February 20, 2009 (the “Asta Group Guaranty” and together the Multi-Party Guaranty, the “Guarantees”) in favor of the Collateral Agent and (b) the Collateral Assignment of Note (the “Collateral Assignment” and together with the Multi-Guarantor Security Agreement, the “Security Agreements”) securing the obligations of the Asta Group under the Asta Group Guaranty.
WHEREAS, Asta Group and the Collateral Agent executed the Intercreditor Agreement, dated as of February 20, 2009 (the “Asta Group Intercreditor Agreement”) related to the Asta Group Guaranty;
WHEREAS, subject to the terms set forth herein, the Collateral Agent has agreed to terminate the Guarantees, the Security Agreements and the Asta Group Intercreditor Agreement which are collectively referred to herein as the “Terminated Agreements”; and

NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:
SECTION 5. Termination. Upon receipt by the Lender of a voluntary principal payment of the Loan in immediately available funds equal to $8,700,000 (which for the avoidance of doubt shall not be payable from Collections on any Pool) and the execution of the Fifth Amendment to the Receivables Financing Agreement among the Borrower, the Servicer, the Lender, the Administrator, the Collateral Agent and the Liquidity Agent attached hereto as Exhibit A, (A) the Guarantees, the Security Agreements and the Asta Group Intercreditor Agreement, automatically and without further action of any Person, shall be terminated and all parties thereunder released of any and all obligations thereunder other than the provisions that shall survive termination pursuant to the terms of the applicable Terminated Agreement, (B) the Collateral Agent shall be deemed to have authorized the filing of UCC termination statements with respect to all UCC financing statements filed in connection with the Security Agreements which shall be filed at the expense of the Borrower, (C) the Collateral Agent agrees to terminate the Multi-Guarantor Intercreditor Agreement at the reasonable expense of the Borrower pursuant to an agreement in form and substance reasonably acceptable to the Collateral Agent, and (D) all payments and other collections on the Note (as defined in the Collateral Assignment) deposited with the Collateral Agent, as assignee, pursuant to the Collateral Assignment shall be sent to Asta Group by wire transfer of immediately available funds, to such account as specified by Asta Group to the Collateral Agent in writing within 2 Business Days after receiving such wiring instructions.
SECTION 6. Miscellaneous.
(a) This Agreement may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
(b) The effectiveness of this Agreement is subject to the Collateral Agent shall have received counterparts of this Agreement, duly executed by all parties hereto.
(c) The descriptive headings of the various sections of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(d) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN THOSE SET FORTH IN SECTION 5- 1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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(e) EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF BORROWER, ASTA, THE ORIGINATOR, THE SERVICER, THE ADMINISTRATOR, THE COLLATERAL AGENT, LENDER OR ANY OTHER AFFECTED PARTY. EACH OF BORROWER AND THE SERVICER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER TRANSACTION DOCUMENT.
(f) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FEDERAL COURT SITTING IN NEW YORK, NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER AND THE SERVICER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER AND THE SERVICER IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

ASTA GROUP, INCORPORATED
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

PALISADES ACQUISITION XVI, LLC, as Borrower
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

ASTA FUNDING ACQUISITION II, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

PALISADES COLLECTION, L.L.C., a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

ASTA FUNDING ACQUISITION I, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory
Signature Page to Omnibus Termination Agreement

PALISADES ACQUISITION IV, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

PALISADES ACQUISITION I, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

PALISADES ACQUISITION II, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

ASTA FUNDING ACQUISITION IV, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

PALISADES ACQUISITION V, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory
Signature Page to Omnibus Termination Agreement

PALISADES ACQUISITION VI, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

PALISADES ACQUISITION VII, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

PALISADES ACQUISITION VIII, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

PALISADES ACQUISITION IX, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

PALISADES ACQUISITION X, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

PALISADES ACQUISITION XI, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

PALISADES ACQUISITION XII, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

PALISADES ACQUISITION XIII, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

PALISADES ACQUISITION XIV, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

PALISADES ACQUISITION XV, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory
Signature Page to Omnibus Termination Agreement

PALISADES ACQUISITION XVII, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

PALISADES ACQUISITION XVIII, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

SYLVAN ACQUISITION I, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

ASTA FUNDING, INC., a Delaware corporation
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

COMPUTER FINANCE, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

ASTAFUNDING.COM, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

ASTA COMMERCIAL, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

CITIZENS LENDING GROUP, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

VENTURA SERVICES, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

CLIFFS PORTFOLIO ACQUISITION I, LLC, a Delaware limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory
Signature Page to Omnibus Termination Agreement

OPTION CARD, LLC, a Colorado limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

VATIV RECOVERY SOLUTIONS, LLC, a Texas limited liability company
By:	/s/ Gary Stern
	Name:	Gary Stern
	Title:	Authorized Signatory

BMO CAPITAL MARKET CORP., as Collateral Agent
By:	/s/ Jack J. Kane
	Name:	Jack J. Kane
	Title:	Managing Director

Exhibit A
Fifth Amendment to the Receivables Financing Agreement